UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 11, 2024

TE CONNECTIVITY PLC

(Exact name of registrant as specified in its charter)

Ireland	98-1779916
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Parkmore Business Park West,
Parkmore,
 H91VN2T Ballybrit,

Galway, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 91 378 040

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $0.01	TEL	New York Stock Exchange
0.00% Senior Notes due 2025*	TEL/25	New York Stock Exchange
0.00% Senior Notes due 2029*	TEL/29	New York Stock Exchange

* Issued by Tyco Electronics Group S.A., an indirect wholly-owned subsidiary of TE Connectivity plc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2024, Robert J. Ott, the Senior Vice President and Corporate Controller for TE Connectivity plc (the “Company”), announced his intent to retire effective January 3, 2025. On November 11, 2024, the Company appointed Reuben M. Shaffer to succeed Mr. Ott as Senior Vice President and Corporate Controller, upon Mr. Ott’s retirement. Mr. Shaffer, age 45, has served as Vice President, Assistant Corporate Controller for TE Connectivity since December 2023 and Vice President, Internal Audit from October 2021 through November 2023. From July 2008 through September 2021, he held roles of increasing responsibility at the Company within Controlling and Global Treasury. Prior to joining TE, Mr. Shaffer was a Manager at Protiviti.

There are no arrangements or understandings between Mr. Shaffer and any other person pursuant to which Mr. Shaffer was selected as an officer of the Company. Mr. Shaffer has no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Shaffer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

The Board of Directors (the “Board”) of the Company has scheduled the Company’s 2025 Annual General Meeting of Shareholders (the “2025 Annual Meeting”) for March 12, 2025. The Company will provide additional details regarding the time and matters to be voted on at the 2025 Annual Meeting in the proxy statement to be filed with the U.S. Securities and Exchange Commission prior to the Annual Meeting. Shareholders of record of the Company’s ordinary shares at the close of business on January 9, 2025 will be entitled to notice of, and to vote at, the 2025 Annual Meeting and any adjournments or postponements thereof.

Under the Company’s memorandum and articles of associations (the “Articles”), for the 2025 Annual Meeting only, the deadline for advance notice from shareholders to present a proposal or director nomination at the meeting is no later than November 22, 2024. This is also the deadline to comply with the universal proxy rules under Rule 14a-19 of the Securities Exchange Act of 1934, as amended, if the other requirements of Rule 14a-19 and the Articles are met.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2024	TE CONNECTIVITY PLC

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary